GOODWILL	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL	GOODWILL

The changes in the carrying amount of goodwill for the years ended December 31, 2021 and 2022 were presented as follow:

	As of December 31,
	2021	2022
	RMB	RMB
Beginning balance	43,631	331
Addition	—	—
Accumulated impairment loss	(43,300)	—
Goodwill, net	331	331

The Group conducted goodwill impairment assessment at the end of each reporting year or more frequently if there are changes indicate that it may be impaired. As a result of the New Regulations and the Business Restructuring, the Group performed an impairment assessment on goodwill of Tianjin Puxin, which is a stand-alone reporting unit in 2021 and reduced the carrying value to its estimated fair value based on expected discounted cash flow approach.

The Group recorded goodwill impairment losses amounted to nil, RMB43,300 and nil for the years ended December 31, 2020, 2021 and 2022, respectively.